UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Janus Capital Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 25, 2013. Meeting Information JANUS CAPITAL GROUP INC. Meeting Type: Annual Meeting For holders as of: March 1, 2013 Date: April 25, 2013 Time: 10:00 AM Location: JW Marriott Hotel 150 Clayton Lane Denver, CO 80206 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. JANUS CAPITAL GROUP INC. 151 DETROIT STREET DENVER, CO 80206 M55610-P36227 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement (which includes a Form of Proxy) How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2013 to facilitate timely delivery. M55611-P36227 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the meeting materials for any special requirements for meeting attendance, for directions to the meeting, and for voting in person. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Phone: Please see the meeting materials for instructions on how to vote by phone. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 3. Approval of our named executive officers' compensation. 1. Election of Directors 4. Approval of the Company's 2013 Management Incentive Compensation Plan. 1a. Timothy K. Armour NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1b. G. Andrew Cox The approval of any one matter is not contingent upon the approval of other matters. 1c. J. Richard Fredericks 1d. Deborah R. Gatzek 1e. Seiji Inagaki 1f. Lawrence E. Kochard 1g. Richard M. Weil The Board of Directors recommends you vote FOR proposals 2, 3 and 4. M55612-P36227 2. Ratification of the Audit Committee's appointment of Deloitte and Touche LLP as the Company's independent auditor for fiscal year 2013.

M55613-P36227